Note 9 - (Loss) / Earnings Per Share (Tables)	3 Months Ended
Mar. 31, 2020
Notes Tables
Schedule of Earnings Per Share, Basic and Diluted [Table Text Block]
	For the three months ended March 31,
	2019	2020

Net (loss) / income	(16,032)	1,957,095
Dividend Series B Preferred shares	(471,114)	(159,562)
Net (loss) / income attributable to common shareholders	(487,146)	1,797,533
Weighted average common shares – outstanding	1,542,508	5,576,960
Basic and diluted (loss) / earnings per share	(0.32)	0.32